                             SIMULATIONS PLUS, INC.
                              Lancaster, California

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            Friday, February 23, 2007

The 2007 annual meeting of stockholders (the "Annual Meeting") of Simulations Plus, Inc., a California corporation (the "Company"), will be held on Friday, February 23, 2007, at 2:00 p.m., Pacific Time, at 42505 10th Street West, Lancaster, California, for the following purposes:

1. To elect four (4) directors, to serve until the 2008 annual meeting of stockholders of the Company or until their successors are elected and qualified, subject to prior death, resignation or removal.

2. To ratify the appointment of Rose, Snyder and Jacobs as independent auditors of the Company for the fiscal year ending August 31, 2007.

3. To approve the 2007 Stock Option Plan, which replaces the expired 1996 Stock Option Plan.

4. To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

You are cordially invited to attend the meeting, although only stockholders of record at the close of business on December 20, 2006, will be entitled to notice of and to vote at the meeting. A list of stockholders entitled to vote at the Annual Meeting will be open to inspection by the stockholders at the Company's principal office, 42505 10th Street West, Lancaster, California, for a period of 10 days prior to the Annual Meeting and at the Annual Meeting itself.

Shares can be voted at the meeting only if the holder is present in person or represented by proxy. WE URGE YOU TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE PROMPTLY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. We encourage you to do so even if you plan to attend the meeting in person. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the Company in reducing the expense of additional proxy solicitation. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

By Order of the Board of Directors

Virginia Woltosz
Secretary

Lancaster, California
February 2, 2007

                                         TABLE OF CONTENTS
                                         -----------------
                                                                                              Page
Notice of Annual Meeting of Stockholders ....................................................cover
Solicitation and Revocability of Proxies.........................................................1
Incorporation by Reference.......................................................................1
Quorum; Abstentions; Broker non-votes............................................................2
Deadline for Receipt of Stockholder Proposals....................................................3
Company Stock Price Performance..................................................................3
Information Relating To Various Proposals........................................................4
Election of Directors (Item 1)...................................................................4
         Information Regarding Nominees..........................................................4
         Business Experience of Executive Officers Who Are Not Also Directors....................5
         Executive Compensation..................................................................6
         Employment and Other Compensation Agreements ...........................................6
         Security Ownership of Certain Beneficial Holders and Management ........................7
         Compliance with Section 16(a) of the Exchange Act.......................................8
         Options Grants in FY06..................................................................8
         Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values........9
         Option Plans............................................................................9
         Company Code of Ethics ................................................................10
         Board Committees and Meetings..........................................................10
         Director Compensation..................................................................10
Appointment of Auditors (Item 2)................................................................10
         Audit Fees.............................................................................11
Approval of 2007 Stock Option Plan (Item 3).....................................................12
Other Matters (Item 4)..........................................................................16
Appendix 1 - Audit Committee Charter............................................................17
Appendix 2 - Form of Proxy Card.................................................................18
Appendix 3 - 2007 Stock Option Plan.............................................................19

                                 [LOGO OMITTED]

                             SIMULATIONS PLUS, INC.
                             42505 10th Street West
                         Lancaster,California 93534-7059
                                 (661) 723-7723

                                 PROXY STATEMENT

                    SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company for use at the Annual Meeting to be held at the Company's Offices located at 42505 10th Street West, Lancaster, California 93534-7059, on Friday, February 23, 2007, at 2:00 p.m. local time or any adjournment(s) thereof. The solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") will be conducted primarily by mail. In addition, officers, directors and employees of the Company may solicit proxies personally or by telephone, or other forms of facsimile communication. The Company will reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of common stock of the Company ("Common Stock").

The costs of the solicitation will be borne by the Company. This proxy statement and the form of proxy will first be mailed to stockholders of the Company on or about February 2, 2007.

A list of stockholders entitled to vote at the Annual Meeting will be open to inspection by the stockholders at the Company's principal office, 42505 10th Street West, Lancaster, California, for a period of 10 days prior to the Annual Meeting and at the Annual Meeting itself.

Requests should be addressed to the Company, Simulations Plus, Inc., to the attention of Virginia E. Woltosz, Director and Secretary-Treasurer, 42505 10th Street West, Lancaster, California 93534, (661) 723-7723.

                           INCORPORATION BY REFERENCE

Simulations Plus, Inc., a California corporation (the "Company") is currently subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, in accordance therewith, files reports, proxy and Proxy Statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy and Proxy Statements and other information may be inspected and copied at the public reference facilities of the Commission at Judiciary Plaza, 100 F Street NE, Room 1580, Washington D.C. 20549, and copies of such materials can be obtained from the Public Reference Section of the Commission at prescribed rates. In addition, such materials may be accessed electronically at the Commission's site on the World Wide Web, located at http://www.sec.gov. The Company intends to furnish its stockholders with annual reports containing audited financial statements and such other periodic reports as the Company may determine to be appropriate or as may be required by law.

A copy of the Company's 2006 Annual Report on Form 10-KSB including financial statements for the years ended August 31, 2006 and 2005, is being mailed to all stockholders herewith. Except for any portion of the Form 10-KSB which is specifically incorporated by reference into this Proxy Statement, the Form 10-KSB is not to be regarded as proxy solicitation material or as a communication by means of which any solicitation is being made. THE COMPANY WILL PROVIDE ANY STOCKHOLDER WITH A COPY OF ANY EXHIBIT TO THE FORM 10-KSB/A PURSUANT TO THE REQUEST PROCEDURE DESCRIBED IN THE FORM 10-KSB.

Each share of Common Stock is entitled to one vote for each share held as of record, and there are no preemptive rights. The law of the state of California and the Company's current Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws do provide for cumulative voting for the election of directors or any other purpose.

The effect of cumulative voting is that the holders of a majority of the outstanding shares of Common Stock may not be able to elect all of the Company's directors. No stockholder will be entitled to cumulate votes for a candidate, however, unless that candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting, prior to the voting, of an intention to cumulate votes. A favorable vote consists of a simple majority of the shares entitled to vote at the meeting. The Company believes that as of December 20, 2006, the approximate number of stockholders of record of its common stock was 65 and that there were approximately 757 beneficial owners. This includes shares held in nominee or "street" accounts.

Only stockholders of record at the close of business on December 20, 2006, will be entitled to vote at the meeting. On December 20, 2006, there were 7,468,696 shares of the Common Stock issued and outstanding. Stockholders are entitled to one vote per share on all matters being submitted to stockholders at the meeting, other than with respect to the election of directors, for which cumulative voting is currently required under certain circumstances by applicable provisions of California Law. Under cumulative voting, each stockholder may give any one candidate whose name is placed in nomination prior to the commencement of voting a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which the stockholder's shares are normally entitled, or distribute such number of votes among as many candidates as the stockholder sees fit.

The Board of Directors knows of only two stockholders who owned more than five percent of the outstanding voting securities of the Company as of the record date: Walter S. Woltosz and Virginia E. Woltosz. See "Beneficial Ownership of Common Stock."

                      QUORUM; ABSTENTIONS; BROKER NON-VOTES

Shares representing 50% of the voting power of the 7,468,696 shares of Common Stock outstanding on the Record Date, which have voting rights, must be represented at the Meeting to constitute a quorum for conducting business. In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified.

The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

The Company will count abstentions for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business, and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal.

Further, the Company intends to count broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, although broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's next Annual Meeting of Stockholders for the fiscal year ending August 31, 2007, must be received by the Company no later than August 20, 2007, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                         COMPANY STOCK PRICE PERFORMANCE

The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

The graph below compares the cumulative total stockholder return on the Common Stock of the Company from the last day of the first month of trading of the Company's Common Stock upon the Company's initial public offering (June 30,
1997) to August 31, 2006 with the cumulative total return on the Russell 2000 Index, and the S&P 600 Small Cap Index (assuming the investment of $100 in the Company's Common Stock and in each of the indices on June 30, 1997, and reinvestment of all dividends).



                              [GRAPH APPEARS HERE]


The graph above was plotted using the following data:


Stock Performance:  8/31/06

        DATE           Russell 2000                S&P 600             Simulations Plus, Inc.
      ---------    --------------------     ---------------------     -----------------------
      6/30/1997     396.37         100        161.55         100           2.5          100
      8/31/1997     423.43     106.827        175.81     108.827         2.625          105
      8/31/1998     337.95     85.2612        142.56     88.2451          0.75           30
      8/31/1999     427.83     107.937        175.57     108.678        0.7508        30.32
      8/31/2000     537.89     135.704        223.49     138.341          1.25           50
      8/31/2001     468.56     118.213        223.04     138.063           0.6           24
      8/31/2002     391.57      98.789       200.255     123.959          0.76         30.4
      8/31/2003     508.87     128.383       243.425     150.681         1.275           51
      8/31/2004     547.93     138.237       277.222     171.601         1.515           66
      8/31/2005     661.51     166.892        347.42     215.054           1.7           68
      8/31/2006     720.53     181.782        368.82     228.302           2.2           88


                    INFORMATION RELATING TO VARIOUS PROPOSALS

                         ELECTION OF DIRECTORS (ITEM 1)

The Board of Directors acts as a whole in determining the persons to be nominated as members of the Board of Directors. The Board of Directors identifies, screens and reviews potential directors for nominees for election to the Board at the Annual Meeting and candidates to fill any vacancies on the Board. When considering a potential candidate for membership on the Company's Board, the Board of Directors considers relevant business and industry experience and demonstrated character and judgment. The Board of Directors has not received any recommended nominations from any of the Company's stockholders in connection with this Annual Meeting.

                         INFORMATION REGARDING NOMINEES

The Board of Directors has nominated the persons named below for election as directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

In order to be elected as a director, a nominee will have to receive a majority of the votes cast for that nominee, assuming a quorum (which consists of a majority of the shares entitled to vote at the meeting) is present at the meeting. See "Voting," above.

At the time of the Annual Meeting, the Board of Directors will consist of four incumbent members who are seeking to be elected at the meeting to hold office until the next meeting of stockholders and until their successors are elected and qualified. The Company's Bylaws presently provide for a Board of no less than three and no more than five directors, with the number of directors currently fixed at four.

Walter S. Woltosz, Virginia E. Woltosz, Dr. David Z. D'Argenio, and Dr. Richard
R. Weiss, all of whom are incumbent directors, have been nominated by the Board of Directors for election as directors of the Company. All of the nominees have informed the Company that they are willing to serve, if elected, and management has no reason to believe that any of the nominees will be unavailable. In the event a nominee for director should become unavailable for election, the persons named in the proxy will vote for the election of any other person who may be recommended and nominated by the Board for the office of director. Information regarding director nominees and directors is set forth below:


Directors and Director Nominees:

NAME                       AGE           POSITION WITH THE COMPANY                 DIRECTOR SINCE
----                       ---           -------------------------                 --------------
Walter S. Woltosz          61       Chairman of the Board, Chief Executive              1996
                                      Officer and President of the Company
Virginia E. Woltosz        55       Secretary and Director of the Company               1996
Dr. David Z. D'Argenio     57       Director                                            1997
Dr. Richard R. Weiss       73       Director                                            1997

WALTER S. WOLTOSZ is a co-founder of the Company and has served as its Chief Executive Officer and President and as Chairman of the Board of Directors since its incorporation in July 1996. Mr. Woltosz is also a co-founder of Words+ and served as its Chief Executive Officer and President from its incorporation in 1981 until the appointment of Jeffrey Dahlen as President of Words+ in 2004.

VIRGINIA E. WOLTOSZ is a co-founder of the Company and has served as its Senior Vice President and Secretary since its incorporation in July 1996 until January 31, 2003. Mrs. Woltosz is also a co-founder of Words+ and served as its Vice President, Secretary and Treasurer from its incorporation in 1981 until January 31, 2003. Mrs. Woltosz retired from the position of Senior Vice President as of January 31, 2003, but remains as Secretary and Treasurer of Simulations Plus. Virginia E. Woltosz is the wife of Walter S. Woltosz.

DR. DAVID Z. D'ARGENIO has served as a Director of the Company since June 1997. He is currently Professor of Biomedical Engineering at the University of Southern California ("USC"), and has been on the faculty at USC since 1979. He also serves as the Co-Director of the Biomedical Simulations Resource Project at USC, a project funded by the National Institutes of Health since 1985.

DR. RICHARD R. WEISS has served as a Director of the Company since June 1997. From October 1994 to the present, Dr. Weiss has acted as a consultant to a number of aerospace companies through his own consulting entity, Richard R. Weiss Consulting Services. From June 1993 through July 1994, Dr. Weiss was employed by the U.S. Department of Defense as its Deputy Director, Space Launch & Technology.

                  BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS WHO
                             ARE NOT ALSO DIRECTORS:

NAME
 OFFICER SINCE             AGE      POSITION WITH THE COMPANY
-----------------------   -----   -----------------------------------------
Ronald F. Creeley          55       Vice President, Marketing and
 1997                                 Sales of the Company and Words+, Inc.

Momoko A. Beran            54       Chief Financial Officer of the
 1996                                 Company and Words+, Inc.

Jeffrey A. Dahlen          45       President of Words+, Inc.
 2003

RONALD F. CREELEY joined the Company in February 1997 as its Vice President, Marketing and Sales. Prior to joining the Company, Mr. Creeley had been Marketing Director at Union Pen Company, Time Resources, and New England Business Services, Inc., with experience in marketing and research.

MOMOKO A. BERAN joined Words+ in June 1993 as Director of Accounting and was named the Company's Chief Financial Officer in July 1996. Prior to joining Words+, Ms. Beran had been Financial Controller for AB Component Systems Inc., which had its headquarters in the U.K. Since February 1, 2003, Ms. Beran has also been the Company's Director of Human Resources.

JEFFREY A. DAHLEN rejoined the Company in April 2003 as Vice President of Research and Development for Words+ after five years with iAT, a software consulting firm he founded based in Pasadena, California. Mr. Dahlen was promoted to President of Words+, Inc. in April 2004. He is a graduate of Stanford University in Electrical Engineering and has 20 years' experience in both software and hardware design, which includes development of extremely high speed processing hardware with the Jet Propulsion Laboratory at the California Institute of Technology, and over 10 years of software and hardware design and development at Words+.

                             EXECUTIVE COMPENSATION

The following table sets forth certain information concerning compensation paid or accrued for the fiscal year ended August 2006, 2005 and 2004 by the Company to or for the benefit of the Company's CEO, President, Chief Financial Officer, and Vice President, Sales and Marketing (the "named executive officers"). No other executive officers of the Company received total annual compensation for the fiscal year ended August 31, 2006, 2005 and 2004 that exceeded $100,000.


Summary Compensation Table

                                                                                                 Long-Term
                                                          Annual Compensation                   Compensation
                                                ---------------------------------------    ----------------------
                                                                                            Securities (# shares)
Name and Principal                  Fiscal                                                    Underlying Options
Position                            Year           Salary       Bonus (1)     Other (2)       Granted during FY
-------------------------------   ---------   ---------------   ---------   ------------   ----------------------
Walter S. Woltosz                   2006          $172,000       $49,887       $2,580              15,000
    Chief Executive Officer         2005          $165,000       $19,340            -                   -
                                    2004          $165,000       $38,813            -                   -

Ronald F. Creeley                   2006          $100,000       $ 2,472       $4,360              20,000
     Vice President, Sales          2005          $100,000       $ 4,951       $4,000               5,000
        and Marketing               2004          $100,000       $ 6,596       $3,679                   -

Momoko A. Beran                     2006          $100,000       $ 3,332       $4,360              20,000
     Chief Financial Officer        2005          $100,000       $ 6,010       $4,000               5,000
                                    2004          $100,000       $10,010       $3,667                   -

(1)  Amount represents bonus earned during the applicable year.
(2)  Amount represents Company matching for 401(k) Plan.

                  EMPLOYMENT AND OTHER COMPENSATION AGREEMENTS

The Board of Directors renewed its employment agreement with Walter Woltosz commencing September 1, 2005 for two years. The agreement provided for an annual salary of $172,000. Pursuant to such agreement, Mr. Woltosz was entitled to such health insurance and other benefits that are not inconsistent with that which we customarily provide to our other management employees and to reimbursement of customary, ordinary and necessary business expenses incurred in connection with the rendering of services to the Company. The agreement also provides that we may terminate the agreement without cause upon 30 days written notice, and that our only obligation to Mr. Woltosz would be for a payment equal to the greater of (i) 12 months of salary or (ii) the remainder of the term of the employment agreement from the date of notice of termination. Further, the agreement provides that we may terminate the agreement for cause (as defined) and that our only obligation to Mr. Woltosz would be limited to the payment of Mr. Woltosz' salary and benefits through and until the effective date of any such termination.

As part of the agreement with the original underwriter and as partial compensation for the sale of Words+ to Simulations Plus in 1996, commencing with our fiscal year ending 1997 and for each fiscal year thereafter, Walter and Virginia Woltosz are entitled to receive bonuses not to exceed $150,000 and $60,000, respectively, equal to 5% of our net annual income before taxes. The net income before tax for FY06 was $997,728, thus we accrued bonuses in the total amount of $99,773: $49,887 for Walter Woltosz and $49,886 for Virginia Woltosz. These bonuses are due and payable within 10 days after the filing of the annual report.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of August 31, 2006 by (i) each person who is known to own beneficially more than 5% of the outstanding shares of our Common Stock, (ii) each of our directors and executive officers, and (iii) all directors and executive officers of the Company as a group:

                                                  AMOUNT AND NATURE OF        PERCENT
BENEFICIAL OWNER (1)(2)                           BENEFICIAL OWNERSHIP       OF CLASS
--------------------------------------------    -----------------------    -------------

Walter S. and Virginia E. Woltosz (3)                        4,032,000          47.64%
Momoko Beran (4)                                               422,000           4.99%
Ronald F. Creeley (5)                                          414,000           4.90%
Jeffrey A. Dahlen (6)                                          130,000           1.54%
Dr. David Z. D'Argenio (7)                                      11,206               *
Dr. Richard R. Weiss (8)                                         9,206               *

All directors and officers as a group                        5,018,412          59.31%

*       Less than 1%

(1) Such persons have sole voting and investment power with respect to all Shares of Common Stock shown as being beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(2) The address of each director and executive officer named is c/o the Company, 42505 Tenth Street West, Lancaster, California 93534-7059.

(3) Own an aggregate of 4,002,000 plus 30,000 shares of common stock underlying an option exercisable within the next 60 days of the date of this Annual Report.

(4) Owns 2,600 shares of common stock acquired from the exercise of options granted under the 1996 Stock Option plan, plus 419,400 shares of common stock underlying an option exercisable within the next 60 days of the date of this Annual Report.

(5) Owns 2,000 shares of common stock, plus 412,000 shares of common stock underlying an option exercisable within the next 60 days of the date of this Annual Report.

(6) 130,000 shares of common stock options were granted, which are exercisable within the next 60 days of the date of this Annual Report.

(7) Owns 2,000 shares of common stock, plus 9,206 shares of common stock underlying an option exercisable within the next 60 days of the date of this Annual Report. Does not include stock options for 2,000 shares, which are not exercisable within the next 60 days of the date of this Annual Report.

(8) 9,206 shares of common stock options were granted, which are exercisable within the next 60 days of the date of this Annual Report. Does not include stock options for 2,000 shares, which are not exercisable within the next 60 days of the date of this Annual Report.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers and beneficial holders of more than 10% of the Company's Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership of the Company's equity securities.

Walter S. Woltosz, Virginia E. Woltosz, Ronald F. Creeley, and Momoko A. Beran were each late in filing two reports on Form 4s to report a grant of stock options and a cancellation of stock options. Richard R. Weiss and David Z. D'Argenio were each late in filing one report on Form 4s to report a grant of stock options. These late reports were due to difficulties experienced with the electronic filing system used by the Securities and Exchange Commission for such reports.

                              OPTION GRANTS IN FY06

The following table discloses information about option grants to the Named Executive Officers during the year ended August 31, 2006, including hypothetical gains or "option spreads" for the options at the end of their respective ten-year terms, as calculated in accordance with the rules of the SEC. Each gain is based on an arbitrarily assumed annualized rate of compound appreciation of the market price at the date of the grant of 1% and 4% from the date the option was granted to the end of the option term. Actual gains, if any, on option exercises are dependent on the future performance of our common stock, overall market conditions and continued employment.

                              NO. OF        PERCENT OF                                        POTENTIAL REALIZABLE VALUE AT
                            SECURITIES     TOTAL OPTIONS                                      ASSUMED ANNUAL RATED OF STOCK
                            UNDERLYING      GRANTED TO        EXERCISE                      PRICE APPRECIATION FOR OPTION TERM
                             OPTIONS       EMPLOYEES IN      PRICE PER     EXPIRATION            ----------   ----------
       NAME                  GRANTED           FY06            SHARE          DATE                    1%           4%
------------------------------------------------------------------------------------------------------------------------------

Walter S. Woltosz             15,000           4.4%           $ 2.48       07/19/2016             $  3,892     $ 17,865
Virginia E. Woltosz           15,000           4.4%           $ 2.48       07/19/2016             $  3,892     $ 17,865
Momoko A. Beran               20,000           5.9%           $ 2.25       07/19/2016             $  4,708     $ 21,611
Ronald F. Creeley             20,000           5.9%           $ 2.25       07/19/2016             $  4,708     $ 21,611
Jeffrey A. Dahlen             20,000           5.9%           $ 2.25       07/19/2016             $  4,708     $ 21,611

                   AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

The following table discloses certain information regarding the options held at August 31, 2006 by the Chief Executive Officer and each other named executive officer.

------------------------------- -------------- ----------- ----------------------------- -----------------------------
                                   Shares         Value
                                 Acquired on    Realized         Number of Options              Value of Options
                                  Exercise                      at August 31, 2006          at August 31, 2006 (1)
------------------------------- -------------- ----------- ----------------------------- -----------------------------
                                                             Exercisable   Unexercisable   Exercisable   Unexercisable
------------------------------- -------------- ----------- --------------- ------------- --------------- -------------
Walter S. Woltosz                           -           -          15,000             -           $0.00*        $0.00*
------------------------------- -------------- ----------- --------------- ------------- --------------- -------------
Virginia E. Woltosz                         -           -          15,000             -           $0.00*        $0.00*
------------------------------- -------------- ----------- --------------- ------------- --------------- -------------
Momoko Beran                                -           -         419,400             -        $484,133         $0.00
------------------------------- -------------- ----------- --------------- ------------- --------------- -------------
Ronald F. Creeley                           -           -         412,000             -        $469,880         $0.00
------------------------------- -------------- ----------- --------------- ------------- --------------- -------------
Dr. David Z. D'Argenio                      -           -           9,206         2,000          $8,847         $0.00
------------------------------- -------------- ----------- --------------- ------------- --------------- -------------
Dr. Richard R. Weiss                        -           -           9,206         2,000          $8,847         $0.00
------------------------------- -------------- ----------- --------------- ------------- --------------- -------------
Jeffrey Dahlen                              -           -         130,000             -           $0.00         $0.00
------------------------------- -------------- ----------- --------------- ------------- --------------- -------------

    (1) Based on a per share price of $2.20 at August 31, 2006 less applicable option exercise prices. * Granted at $2.48, 110% of market price of the issue date. The closing stock price of the stock on 8/31/06 was $2.20.

        OPTION PLANS (ALL NUMBERS OF SHARES IN THIS DISCUSSION HAVE BEEN
                ADJUSTED FOR THE 2:1 STOCK SPLIT IN AUGUST 2006)

In September 1996, the Board of Directors adopted and the stockholders approved the 1996 Stock Option Plan (the "Option Plan") under which a total of 500,000 shares of common stock had been reserved for issuance. In March 1999, the stockholders approved an increase in the number of shares that may be granted under the Option Plan to 1,000,000. In February 2000, the stockholders approved an increase in the number of shares that may be granted under the Option Plan to 2,000,000. In December 2000, the stockholders approved an increase in number of shares that may be granted under the Option Plan to 2,500,000. Furthermore, in February 2005, the stockholders approved an additional 500,000 shares, increasing the total number of shares that may be granted under the Option Plan to 3,000,000.

As of September 30, 2006, the un-issued portion of the Option Plan was cancelled by its Terms. During the ten-year life of the Option Plan, a total of 2,592,508 options were granted after cancellation of options that either expired unexercised or were cancelled when employees terminated their employment with the company and did not exercise their vested options within 30 days of their termination date. The remaining 407,492 options were not granted at the time the Option Plan expired in September 2006.

The Company decided to accelerate the vesting for outstanding options underlying registered shares as of August 18, 2006. The Company's decision to accelerate the vesting of these options was made to eliminate future compensation expense that the Company would otherwise recognize with respect to these options following the Company's adoption of SFAS 123(R), Share-Based Payment in the beginning of the Company's fiscal year 2007 which is September 1, 2006. The Company estimates that the pre-tax charge to be avoided would be approximately $420,000 over the remaining portion of the original vesting periods, which on average is approximately 3.9 years from the effective date of the acceleration.

A resolution to approve the new 2007 Stock Option Plan will be voted upon at the Annual Stockholders' Meeting for which this Proxy Statement is being circulated. See Proposal 3 below.

                             COMPANY CODE OF ETHICS

Our Code of Ethics is posted on our web site: www.simulations-plus.com.

                          BOARD COMMITTEES AND MEETINGS

The Board of Directors has an Audit Committee and a Compensation Committee.

Audit Committee
---------------
The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including selecting our independent auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of our independent auditors and our accounting practices. This committee is responsible for selecting the Company's independent auditors, reviewing the Company's internal audit procedures, reviewing quarterly and annual financial statements independently and with the Company's independent auditors, reviewing the results of the annual audit and implementing and monitoring the Company's cash investment policy. In addition, this committee assists the Board in its oversight of corporate accounting and internal controls, reporting practices and the quality and integrity of the financial reports of the Company. The Audit Committee met three times during fiscal 2006.

Audit Committee Financial Expert
--------------------------------
Currently our two independent directors, Dr. Richard R. Weiss and Dr. David Z. D'Argenio, are the members of the Audit Committee. Under the new rules of the Securities and Exchange Commission brought about by the Sarbanes-Oxley Act, companies are required to disclose whether their audit committees have an "audit committee financial expert" as defined in Item 401(h) of Regulation S-B under the Exchange Act and whether that expert is "independent" as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. The Board of Directors believes that the two members of the current audit committee are well qualified to read and understand financial reports, and to perform the duties of "audit committee financial expert" as defined in the Regulation.

Compensation Committee
----------------------
The Compensation Committee reviews and approves the compensation and benefits of our key executive officers, administers our employee benefit plans and makes recommendations to the Board of Directors regarding such matters. Our two independent directors, Dr. Richard R. Weiss and Dr. David Z. D'Argenio are members of the Compensation Committee. The Compensation Committee did not meet during fiscal 2006.

                              DIRECTOR COMPENSATION

At the Board of Directors' meeting held on July 19, 2006, the stipend for the outside directors was increased to $5,000 per year. This is the first increase since the Company was incorporated. The payment for individual meetings remains at $500. In addition, stock options which each outside director receives annually have been increased to 2,000 shares at the fair market value of the shares on the date of grant.

                        APPOINTMENT OF AUDITORS (ITEM 2)

The Board has selected Rose, Snyder and Jacobs CPA's as its independent registered accounting firm for the Company for fiscal year 2007. A resolution is being submitted to stockholders at the meeting for ratification of such selection and the accompanying proxy will be voted for such ratification, unless instructions to the contrary are indicated therein. Although ratification by stockholders is not a legal prerequisite to the Board's selection of Rose, Snyder and Jacobs as the Company's independent registered accounting firm, the Company believes such ratification to be appropriate. If the stockholders do not ratify the selection of Rose, Snyder and Jacobs, the selection of our independent registered accounting firm will be reconsidered by the Board; however, the Board may select Rose, Snyder and Jacobs, notwithstanding the failure of the stockholders to ratify its selection.

The Board expects that a representative of Rose, Snyder and Jacobs will be present at the meeting, will have an opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

                                   AUDIT FEES

The Company incurred the following fees to Rose, Snyder & Jacobs, CPAs for services rendered during the fiscal years ended August 31, 2006 and 2005:

                Fee Category            FY06 Fees       FY05 Fees
                ------------           -----------     -----------

         Audit fees                    $    60,295     $    55,803
         Audit-related fees                     --              --
         Tax fees                            8,000          13,467
         All other fees                      1,120              --
                                       -----------     -----------
                        Total fees     $    69,415     $    69,270
                                       -----------     -----------

AUDIT FEES - Consists of fees incurred for professional services rendered for the audit of Simulations Plus, Inc.'s consolidated financial statements and for reviews of the interim consolidated financial statements included in our quarterly reports on Form 10-QSB and consents for filings with the SEC.

AUDIT-RELATED FEES - Consists of fees billed for professional services that are reasonably related to the performance of the audit or review of Simulations Plus, Inc.'s consolidated financial statements, but are not reported under "Audit fees."

TAX FEES - Consists of fees billed for professional services relating to tax compliance, tax reporting, and tax advice.

ALL OTHER FEES - Consists of fees billed for all other services.

The appointment of auditors is approved annually by the Board.

VOTE REQUIRED.

Approval of Proposal 2 requires the affirmative vote of a majority of the shares of Common Stock present and voting at a meeting if a quorum is present.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR approval of Proposal 2.

                   APPROVAL OF 2007 STOCK OPTON PLAN (ITEM 3)

On February 23, 2007, our Board will vote to approve the Simulations Plus, Inc. 2007 Stock Option Plan (the "2007 Plan"), effective February 23, 2007, to promote the interests of Simulations Plus, Inc. and our stockholders by: (i) attracting and retaining exceptional directors, employees and consultants (including prospective directors, employees and consultants), and (ii) enabling such individuals to participate in the long-term growth and financial success of Simulations Plus, Inc. The following description of the 2007 Plan is qualified by reference to the full text thereof, a copy of which is attached hereto as Appendix 3.

Eligible Participants

Any director, employee or consultant (including any prospective director, employee or consultant) of Simulations Plus, Inc. and any affiliate of Simulations Plus, Inc. shall be eligible to be designated a participant in the 2007 Plan for purposes of receiving awards. However, incentive stock options ("ISOs") may be granted only to employees. After the annual meeting we anticipate that we will have approximately four directors, thirty-five employees and no consultants eligible to receive awards under the 2007 Plan.

Plan Administration

Our Board, or one or more committees appointed by our Board, will administer the 2007 Plan (in either case, the "administrator"). In the case of awards intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the committee will consist of two or more "outside directors" within the meaning of
Section 162(m). The administrator has the power to determine the terms of the awards, including the exercise price (which may be changed by the administrator after the date of grant), the number of shares subject to each award, the exercisability of the awards and the form of consideration payable upon exercise. The administrator also has the power to implement an award exchange program (whereby awards may be exchanged or cancelled for awards with lower exercise prices or different terms), or a program through which participants may reduce cash compensation payable in exchange for awards. The administrator may also create other stock-based awards that are valued in whole or in part by reference to (or are otherwise based on) shares of our common stock.

Shares Available For Awards

Subject to adjustment as provided below, the aggregate number of shares of our common stock that may be issued pursuant to awards granted under the 2007 Plan is 500,000 As of January 5, 2007, no options were granted under the 2007 Plan. Notwithstanding the foregoing, the maximum number of shares that may be issued pursuant to ISOs granted under the 2007 Plan is 500,000.

If an award expires or is terminated or canceled without having been exercised or settled in full, it is forfeited back to or repurchased by us, the terminated portion of the award (or forfeited or repurchased shares subject to the award) will become available for future grant or sale under the 2007 Plan (unless it has terminated). Shares are not deemed to be issued under the 2007 Plan with respect to any portion of an award that is settled in cash. If the exercise or purchase price of an award is paid for through the tender of shares, or withholding obligations are met through the tender or withholding of shares, those shares tendered or withheld will again be available for issuance under the 2007 Plan.

Awards

The 2007 Plan provides for the grant of options intended to qualify as ISOs under Section 422 of the Code to our and our affiliates' employees and non-statutory stock options ("NSOs"), stock appreciation rights, restricted stock awards, restricted stock units, unrestricted stock awards, performance unit awards, performance share awards and other stock based awards (each, an "award") to our and our affiliates' directors, employees and consultants.

         STOCK OPTIONS. An option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. The administrator may grant both ISOs and NSOs under the 2007 Plan. Except as otherwise determined by the administrator in an award agreement, the exercise price for options cannot be less than the fair market value (as defined in the 2007 Plan) of our common stock on the date of grant. The term of each option will be determined by the administrator; provided that no ISO will be exercisable after the tenth anniversary of the date the option is granted. In the case of ISOs granted to an employee who, at the time of the grant of an option, owns stock representing more than 10% of the voting power of all classes of our stock or the stock of any of our affiliates, the exercise price cannot be less than 110% of the fair market value of a share of our common stock on the date of grant and its term will be five years or less from the date of grant. All options granted under the 2007 Plan will be NSOs unless the applicable award agreement expressly states that the option is intended to be an ISO. No participant shall be granted more than 50,000 options in any one year.

         Options shall vest and become exercisable as determined by the administrator. The exercise price will be payable with cash (or its equivalent) or by other methods as permitted by the administrator to the extent permitted by applicable law.

         If a participant's employment or relationship with us is terminated, the participant (or his or her designated beneficiary or estate representative in the case of death) may exercise his or her option within such period of time as is specified in the award agreement to the extent that the option is vested on the date of termination. In the absence of a specified time in the award agreement, the option will remain exercisable for three months following the date of termination, except in the case where termination is as a result of disability or death, in which case the option will remain exercisable for 12 months following the date of termination or death.

         The administrator may at any time offer to buy out an option previously granted for a payment in cash or shares of our common stock based on such terms and conditions as the administrator shall establish and communicate to the participant at the time that such offer is made.

         RESTRICTED STOCK. Restricted stock awards are awards of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator may impose whatever conditions to vesting it determines to be appropriate. The administrator will determine the number of shares of restricted stock granted to any employee. The administrator determines the purchase price of any grants of restricted stock and, unless the administrator determines otherwise, shares that do not vest typically will be subject to forfeiture or to our right of repurchase, which we may exercise upon the voluntary or involuntary termination of the purchaser's service with us for any reason including death or disability. Holders of restricted stock may exercise voting rights with respect to such stock, unless the administrator determines otherwise. During the period of restriction, holders of restricted stock will be entitled to receive all dividends and other distributions paid with respect to such stock unless otherwise provided in the award agreement. If any such dividends or distributions are paid in our shares of common stock, such shares will be subject to the same restrictions on transferability and forfeitability as the restricted stock with respect to which they were paid.

         UNRESTRICTED STOCK. Subject to the terms of an award agreement, a participant may be awarded (or sold at a discount) shares of our common stock that are not subject to restrictions, in consideration for past services rendered to us, our affiliates or for other valid consideration.

         STOCK APPRECIATION RIGHTS. A stock appreciation right is the right to receive an amount equal to the appreciation in the fair market value of our common stock between the exercise date and the date of grant, for that number of shares of our common stock with respect to which the stock appreciation right is exercised. We may pay the appreciation in either cash, in shares of our common stock with equivalent value, or in some combination, as determined by the administrator and in conformance with Section 409A of the Code. The administrator determines the exercise price of stock appreciation rights, the vesting schedule and other terms and conditions of stock appreciation rights; however, stock appreciation rights expire under the same rules that apply to stock options. The administrator may at any time offer to buy out for a payment in cash or shares of our common stock a stock appreciation right previously granted based on such terms and conditions as the administrator shall establish and communicate to the participant at the time that such offer is made.

         PERFORMANCE UNITS AND PERFORMANCE SHARES. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance goals in its discretion, which, depending on the extent to which they are met, will determine the number and/or value of performance units and performance shares to be paid to the participant. The performance goals may be based upon the achievement of Simulations Plus, Inc., divisional or individual goals or objectives, securities laws or any other basis determined by the administrator. Payment for performance units and performance shares may be made in cash or in shares of our common stock with equivalent value, or in some combination, as determined by the administrator. Performance units will have an initial dollar value established by the administrator prior to the grant date. Performance shares will have an initial value equal to the fair market value of our common stock on the grant date.

         RESTRICTED STOCK UNITS. Restricted stock units are awards of restricted stock, performance shares and/or performance units that are paid out in installments or on a deferred basis as determined by the administrator in its sole discretion in accordance with rules and procedures established by the administrator and in conformance with Section 409A of the Code.

         OTHER STOCK BASED AWARDS. The administrator has the authority to create awards under the 2007 Plan in addition to those specifically described in the 2007 Plan. These awards must be valued in whole or in part by reference to, or must otherwise be based on, the shares of our common stock.

Transferability of Awards

Generally, unless the administrator determines otherwise, our 2007 Plan does not allow for the transfer of awards other than by will or by the laws of descent and distribution, and only the participant may exercise an award during his or her lifetime.

Amendment and Termination of the 2007 Plan

The Board may at any time amend, alter, suspend or terminate the 2007 Plan. Unless sooner terminated, the 2007 Plan shall terminate on February 23, 2017, the date that is 10 years from the date the 2007 Plan was originally adopted by the Board.

Effectiveness

         The approval of the 2007 Plan will be effective as of February 23, 2007, subject to stockholder approval.

Liquidation or Dissolution of Simulations Plus, Inc.

         In the event of the proposed dissolution or liquidation of Simulations Plus, Inc., the administrator will notify each participant as soon as practicable prior to the effective date of such proposed transaction. The administrator in its discretion may provide for a participant to have the right to exercise his or her award, to the extent applicable, until 10 days prior to such transaction as to all of the stock covered thereby, including shares of our common stock as to which such award would not otherwise be exercisable. In addition, the administrator may provide that any Simulations Plus, Inc.

repurchase option or forfeiture rights applicable to any award shall lapse 100%, and that any award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested, an award will terminate immediately prior to the consummation of such proposed action.

Change in Control

         Generally, in the event Simulations Plus, Inc. experiences a "change in control," as that term is defined in the 2007 Plan, it is anticipated that awards will be assumed by the successor corporation or that the successor corporation will substitute an equivalent award in its place. However, if the successor corporation refuses to assume or substitute the outstanding award, then the administrator may provide that the vesting of any award shall accelerate 100%. If accelerated, the administrator shall give the recipient 15 days notice from which to exercise the vested awards. At the end of such 15-day period, the awards shall terminate if they are not exercised.

Federal Income Tax Consequences

TO THE OPTIONEES OR RECIPIENTS.

         NSOS. An optionee generally will not recognize any income for federal income tax purposes on the grant of an NSO. Upon the exercise of an NSO, an optionee generally will recognize compensation taxable as ordinary income, equal to the difference between the fair market value of our common stock on the date of exercise and the exercise price. This compensation is subject to withholding taxes. An optionee will recognize gain or loss on the sale or exchange of stock acquired pursuant to an exercise of an NSO. Such gain or loss will be equal to the difference between the optionee's adjusted basis in the stock, which will include the exercise price and any ordinary income recognized on exercise of the option, and the fair market value of the stock on the date of sale or exchange. The gain may be subject to preferential tax treatment if the stock has been held for more than one year.

         ISOS. An optionee will not recognize any income for federal income tax purposes on the grant of an ISO. Upon the exercise of an ISO, tax is deferred until the underlying stock is sold (though the spread at exercise may be a tax preference for purposes of the Alternative Minimum Tax). When sold, the ISO is taxed at the capital gains rate on the full amount of appreciation for the sales proceeds over the option cost, provided the employee has satisfied the holding period prescribed for ISOs -- the longer of two (2) years from the date of grant or one (1) year from the date of exercise. If the ISO stock is sold within the holding period, the option is taxed as an NSO.

         RESTRICTED STOCK. Generally, a recipient recognizes no income from the grant of a restricted stock award until the grant is no longer subject to a substantial risk of forfeiture. Upon the lapse of a substantial risk of forfeiture (i.e., the restricted stock becomes vested), the recipient has taxable income equal to the excess of the fair market value of the restricted stock over the amount paid. Upon a later disposition, the computation of taxable gain will take into account any previous taxes paid, and the gain may be subject to preferential tax treatment if the restricted stock has been held for more than one year.

         UNRESTRICTED STOCK. Unrestricted stock generally has the same tax consequences as restricted stock.

         STOCK APPRECIATION RIGHTS. A recipient of a stock appreciation right will generally recognize ordinary income for federal income tax purposes, the timing of which depends on the terms of the underlying award agreement and
Section 409A of the Code.

         PERFORMANCE UNITS AND PERFORMANCE SHARES. A recipient of a performance unit/share generally recognizes no income until the performance objectives are satisfied. If the payout is in stock, the recipient has taxable income equal to the excess of the fair market value of the stock over the amount paid. Upon a later disposition, the computation of taxable gain will take into account any previous taxes paid, and the gain may be subject to preferential tax treatment if the stock has been held for more than one year. If the payout is in cash, the recipient has ordinary income equal to the amount of cash received.

         RESTRICTED STOCK UNITS. Restricted stock units must comply with Section 409A of the Code, and will be taxed in accordance with the terms of its underlying award agreement.

         OTHER STOCK BASED AWARDS. The taxation of other stock based awards depends on the nature of the award.

         With the exception of ISO awards, we generally are entitled to a business expense deduction at the time and in the amount that the optionee/recipient recognizes ordinary income in connection with the grant or exercise of the award. As to grants of ISOs, we generally receive no deduction associated with such grant except when the recipient has a disqualifying disposition. Upon a disqualifying disposition, the option loses its ISO status, converts to a NSO, and is taxed accordingly.

Current Awards Under 2007 Plan:

None. The actual number of future grants and awards under the 2007 Plan is at the discretion of the administrator and is not determinable at this time.

VOTE REQUIRED.

Approval of Proposal 3 requires the affirmative vote of a majority of the shares of Common Stock present and voting at a meeting if a quorum is present. Recommendation of the Board of Directors

The Board of Directors believes that the 2007 Stock Option Plan is in the best interests of Simulations Plus, Inc. and recommends a vote FOR approval of Proposal 3.

                             OTHER MATTERS (ITEM 4)

The Board of Directors of the Company knows of no other matters to be presented at the Annual Meeting other than those described above. However, if any other matters properly come before the meeting, it is intended that any shares voted by proxy will be voted in the discretion of the Board of Directors.

By Order of the Board of Directors

/s/ Virginia E. Woltosz
Virginia E. Woltosz
Secretary
Dated: December 20, 2006

                       APPENDIX 1: AUDIT COMMITTEE CHARTER

ORGANIZATION:

The audit committee shall be composed of directors, the majority of whom are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

STATEMENT OF POLICY:

The audit committee shall provide assistance to the corporate management in fulfilling their responsibility to the stockholders, potential stockholders, and investment community on matters relating to corporate finances. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent registered accounting firm ("independent auditors"), and the financial management of the corporation.

RESPONSIBILITIES:

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of high quality.

In carrying out these responsibilities, the audit committee will:

o Review and recommend to the management the independent auditors to be selected to audit the financial statements of the corporation and its subsidiaries.

o Review with the independent auditors, the company's management, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy.

o Review the financial statements contained in the annual report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Any changes in accounting principles should be reviewed.

o Provide sufficient opportunity for independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                         APPENDIX 2: FORM OF PROXY CARD

Exhibit to Proxy Statement for the 2007 Annual Meeting of Stockholders Simulations Plus, Inc.

                                      Proxy

Solicited by the Board of Directors of Simulations Plus, Inc. -- Annual Meeting of Stockholders -- February 23, 2007

The undersigned hereby appoints Walter S. Woltosz and Momoko Beran, or either of them, attorneys and proxies for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to represent and vote, as designated below, all shares of stock of Simulations Plus, Inc., a California Corporation, held of record by the undersigned on December 20, 2006, at the Annual Meeting of the Stockholders to be held at 42505 10th Street West, Lancaster, California at 2:00 p.m. Pacific Standard Time on February 23, or at any adjournment or postponement of such meeting, in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement. If no direction is given, this proxy will be voted FOR Proposals 1 and 2, and in the discretion of the proxy as to such other matters as may properly come before the meeting.

[X] Please mark the votes as in this example.

The Board of Directors recommends a vote for Proposals 1, 2 and 3.

1.    Election of Directors

Nominees: Walter S. Woltosz, Virginia E. Woltosz, Dr. David Z. D'Argenio and
          Dr. Richard R. Weiss
                  FOR [ ]      WITHHELD [ ]

         FOR all nominees except as stated on line above

2.    Ratification of Selection of Rose, Snyder and Jacobs CPA's as Auditors
                  FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

3.    Ratification of the 2007 Stock Option Plan
                  FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

Please sign exactly as your name appears on the address label affixed hereto. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.

         Date:
         Signature:
         Signature if held jointly:

                                   APPENDIX 3






                             Simulations Plus, Inc.

                             2007 STOCK OPTION PLAN



       (Effective as of February 23, 2007 if Approved by the Stockholders)

                                                 TABLE OF CONTENTS
                                                 -----------------

                                                                                                               Page
                                                                                                               ----
ARTICLE 1 PURPOSE OF THE PLAN.....................................................................................1

ARTICLE 2 DEFINITIONS.............................................................................................1
         2.1      "ADMINISTRATOR..................................................................................1
         2.2      "AFFILIATE......................................................................................1
         2.3      "APPLICABLE LAWS................................................................................1
         2.4      "AWARD..........................................................................................1
         2.5      "AWARD AGREEMENT................................................................................1
         2.6      "AWARDED STOCK..................................................................................1
         2.7      "BENEFICIALLY OWNED" AND "BENEFICIAL OWNERSHIP..................................................1
         2.8      "BOARD..........................................................................................2
         2.9      "CHANGE IN CONTROL..............................................................................2
         2.10     "CODE...........................................................................................2
         2.11     "COMMITTEE......................................................................................2
         2.12     "COMMON STOCK...................................................................................3
         2.13     "CONSULTANT.....................................................................................3
         2.14     "CORPORATION....................................................................................3
         2.15     "DIRECTOR.......................................................................................3
         2.16     "DISABILITY.....................................................................................3
         2.17     "EFFECTIVE DATE.................................................................................3
         2.18     "EMPLOYEE.......................................................................................3
         2.19     "EXCHANGE ACT...................................................................................3
         2.20     "EXCHANGE PROGRAM...............................................................................3
         2.21     "FAIR MARKET VALUE..............................................................................3
         2.22     "FISCAL YEAR....................................................................................4
         2.23     "INCENTIVE STOCK OPTION.........................................................................4
         2.24     "NON-QUALIFIED STOCK OPTION.....................................................................4
         2.25     "OFFICER........................................................................................4
         2.26     "OPTION.........................................................................................4
         2.27     "OTHER STOCK BASED AWARDS.......................................................................4
         2.28     "OUTSIDE DIRECTOR...............................................................................4
         2.29     "PARTICIPANT....................................................................................4
         2.30     "PERFORMANCE SHARE..............................................................................4
         2.31     "PERFORMANCE UNIT...............................................................................5
         2.32     "PERIOD OF RESTRICTION..........................................................................5
         2.33     "PLAN...........................................................................................5
         2.34     "RESTRICTED STOCK...............................................................................5
         2.35     "RESTRICTED STOCK UNIT..........................................................................5
         2.36     "RULE 16B-3.....................................................................................5
         2.37     "SECTION 16(B)..................................................................................5
         2.38     "SERVICE PROVIDER...............................................................................5
         2.39     "SHARE..........................................................................................5
         2.40     "STOCK APPRECIATION RIGHT" OR "SAR..............................................................5
         2.41     "UNRESTRICTED STOCK.............................................................................5




ARTICLE 3 PLAN ADMINISTRATION.....................................................................................6
         3.1      PROCEDURE.......................................................................................6
         3.2      POWERS OF THE ADMINISTRATOR.....................................................................6
         3.3      EFFECT OF ADMINISTRATOR'S DECISION..............................................................8

ARTICLE 4 STOCK SUBJECT TO THE PLAN...............................................................................8
         4.1      STOCK SUBJECT TO THE PLAN.......................................................................8
         4.2      LAPSED AWARDS...................................................................................8
         4.3      ADJUSTMENTS FOR CHANGES IN CAPITALIZATION AND SIMILAR EVENTS....................................8
         4.4      SUBSTITUTE AWARDS...............................................................................9

ARTICLE 5 PARTICIPATION...........................................................................................9
         5.1      ELIGIBILITY.....................................................................................9
         5.2      TERMINATION OF PARTICIPATION...................................................................10

ARTICLE 6 STOCK OPTIONS..........................................................................................10
         6.1      OPTION GRANT...................................................................................10
         6.2      EXERCISE PRICE.................................................................................11
         6.3      WAITING PERIOD AND EXERCISE DATES..............................................................11
         6.4      EXERCISE OF OPTION.............................................................................11
         6.5      FORM OF CONSIDERATION..........................................................................13
         6.6      PROMISSORY NOTE................................................................................13

ARTICLE 7 RESTRICTED STOCK.......................................................................................14
         7.1      GRANT OF RESTRICTED STOCK......................................................................14
         7.2      RESTRICTED STOCK AGREEMENT.....................................................................14
         7.3      TRANSFERABILITY................................................................................14
         7.4      OTHER RESTRICTIONS.............................................................................14
         7.5      REMOVAL OF RESTRICTIONS........................................................................14
         7.6      VOTING RIGHTS..................................................................................14
         7.7      DIVIDENDS AND OTHER DISTRIBUTIONS..............................................................14
         7.8      RETURN OF RESTRICTED STOCK TO CORPORATION......................................................14

ARTICLE 8 UNRESTRICTED STOCK.....................................................................................15

ARTICLE 9 STOCK APPRECIATION RIGHTS..............................................................................15
         9.1      GRANT OF SARS..................................................................................15
         9.2      NUMBER OF SHARES...............................................................................15
         9.3      EXERCISE PRICE AND OTHER TERMS.................................................................15
         9.4      SAR AGREEMENT..................................................................................15
         9.5      EXPIRATION OF SARS.............................................................................15
         9.6      PAYMENT OF SAR AMOUNT..........................................................................15
         9.7      BUYOUT PROVISIONS..............................................................................15

ARTICLE 10 PERFORMANCE UNITS AND PERFORMANCE SHARES..............................................................15
         10.1     GRANT OF PERFORMANCE UNITS/SHARES..............................................................15
         10.2     VALUE OF PERFORMANCE UNITS/SHARES..............................................................16
         10.3     PERFORMANCE OBJECTIVES AND OTHER TERMS.........................................................16
         10.4     EARNING OF PERFORMANCE UNITS/SHARES............................................................16
         10.5     FORM AND TIMING FOR PAYMENT OF PERFORMANCE UNITS/SHARES........................................16
         10.6     CANCELLATION OF PERFORMANCE UNITS/SHARES.......................................................16




ARTICLE 11 RESTRICTED STOCK UNITS................................................................................16

ARTICLE 12 OTHER STOCK BASED AWARDS..............................................................................17

ARTICLE 13 DISSOLUTION OR LIQUIDATION; OR CHANGE IN CONTROL......................................................17
         13.1     DISSOLUTION OR LIQUIDATION.....................................................................17
         13.2     CHANGE IN CONTROL..............................................................................17

ARTICLE 14 MISCELLANEOUS PROVISIONS..............................................................................19
         14.1     NO UNIFORM RIGHTS TO AWARDS....................................................................19
         14.2     SHARE CERTIFICATES.............................................................................19
         14.3     NO RIGHTS AS A SERVICE PROVIDER................................................................19
         14.4     NO RIGHTS AS STOCKHOLDER.......................................................................19
         14.5     NO TRUST OR FUND CREATED.......................................................................20
         14.6     NO FRACTIONAL SHARES...........................................................................20
         14.7     REQUIREMENT OF CONSENT AND NOTIFICATION OF ELECTION UNDER CODE SS. 83(B) OR SIMILAR PROVISION..20
         14.8     REQUIREMENT OF NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER CODE SS. 421(B)...............20
         14.9     LEAVES OF ABSENCE..............................................................................20
         14.10    NOTICES........................................................................................21
         14.11    NON-TRANSFERABILITY OF AWARDS..................................................................21
         14.12    DATE OF GRANT..................................................................................21
         14.13    AMENDMENT AND TERMINATION OF PLAN..............................................................21
         14.14    CONDITIONS UPON ISSUANCE OF SHARES.............................................................21
         14.15    SEVERABILITY...................................................................................22
         14.16    INABILITY TO OBTAIN AUTHORITY..................................................................22
         14.17    STOCKHOLDER APPROVAL...........................................................................22
         14.18    GOVERNING LAW..................................................................................22

                             SIMULATIONS PLUS, INC.

                             2007 STOCK OPTION PLAN

                                   ARTICLE 1
                               PURPOSE OF THE PLAN

         The purpose of this Simulations Plus, Inc. 2007 Stock Option Plan is to promote the interests of Simulations Plus, Inc. and its stockholders by: (i) attracting and retaining exceptional Directors, Employees and Consultants (including prospective Directors, Employees and Consultants) of the Corporation, and (ii) enabling such individuals to participate in the long-term growth and financial success of the Corporation.

         Accordingly, the Plan provides for the granting of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, Stock Appreciation Rights, Performance Unit Awards, Performance Share Awards, and Other Stock Based Awards.

                                   ARTICLE 2
                                   DEFINITIONS

         2.1 "ADMINISTRATOR" means the Board, the Committee, or any Officer or Employee of the Corporation to whom the Board or the Committee has delegated authority to administer the Plan.

         2.2 "AFFILIATE" means a "parent" or "subsidiary" corporation as defined in Code ss.ss. 424(e) and (f), or that the Board has designated as participating in the Plan.

         2.3 "APPLICABLE LAWS" means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. federal and state laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

         2.4 "AWARD" means, individually or collectively, a grant under the Plan of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, Stock Appreciation Rights, Performance Unit Awards, Performance Share Awards or Other Stock Based Awards.

         2.5 "AWARD AGREEMENT" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

         2.6 "AWARDED STOCK" means the Common Stock subject to an Award.

         2.7 "BENEFICIALLY OWNED" AND "BENEFICIAL OWNERSHIP" means as set forth in Rule 13d-3 of the Exchange Act, provided that the exercise of voting rights by a nominee or proxy holder of the Board in connection with a meeting or proposed action by stockholders of the Corporation shall not be deemed to constitute such ownership and any ownership or voting power of the trustee under an employee benefit plan of the Corporation shall not be deemed to constitute such ownership.

         2.8 "BOARD" means the Board of Directors of the Corporation.

         2.9 "CHANGE IN CONTROL" means, unless otherwise defined under Code ss. 409A and reflected in the Award Agreement, the occurrence of any of the following events:

                  (a) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other entity such that after the transaction more than 50% of the outstanding "Voting Securities" (defined as securities the holders of which are entitled to vote for the election of Directors) of the surviving entity would be Beneficially Owned by "Persons" (as such term is used in ss.ss. 13(d) and 14(d) of the Exchange Act) who did not Beneficially Own "Voting Securities" of the Corporation prior to the transaction;

                  (b) Directors who were members of the Board immediately prior to a meeting of the stockholders of the Corporation which meeting involves a contest for the election of at least one directorship, do not constitute at least a majority of the Directors following such meeting or election;

                  (c) an acquisition, directly or indirectly, of more than 50% of the outstanding shares of any class of "Voting Securities" of the Corporation by any "Person;"

                  (d) the stockholders of the Corporation approve a sale of all or substantially all of the assets of the Corporation or the liquidation of the Corporation; OR

                  (e) there is a change, during any period of two consecutive years or less of a majority of the Board as constituted as of the beginning of such period, unless the election of each Director who is not a Director at the beginning of such period was approved by a vote of at least two-thirds of the Directors then in office who were Directors at the beginning of the period.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred in the event the Corporation forms a holding company as a result of which the holders of the Corporation's "Voting Securities" immediately prior to the transaction, hold, in approximately the same relative proportions as they held prior to the transaction, substantially all of the "Voting Securities" of a holding company owning all of the Corporation's "Voting Securities" after the completion of the transaction.

         2.10 "CODE" means the Internal Revenue Code of 1986, as amended, and the Treasury regulations promulgated thereunder. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

         2.11 "COMMITTEE" means a committee of Directors or other individuals satisfying Applicable Laws and appointed by the Board in accordance with Article 3 of the Plan. If the Committee is comprised of two Directors, both Directors shall be "non-employee directors" as that term is defined in Rule 16b-3.

         2.12 "COMMON STOCK" means the Common Stock of the Corporation, or in the case of Awards not based on Shares, the cash equivalent thereof.

         2.13 "CONSULTANT" means any person, including an advisor, engaged by the Corporation or an Affiliate to render services to such entity.

         2.14 "CORPORATION" means Simulations Plus, Inc., a California corporation.

         2.15 "DIRECTOR" means a member of the Board.

         2.16 "DISABILITY" means, unless otherwise defined under Code ss. 409A and reflected in the Award Agreement, total and permanent disability as defined in Code ss. 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

         2.17 "EFFECTIVE DATE" means as of February 23, 2007, provided that the Plan as amended and restated is approved by the stockholders of the Corporation on or within 12 months of such date.

         2.18 "EMPLOYEE" means any person, including Officers and Directors, employed by the Corporation or an Affiliate. Neither service as a Director nor payment of a director's fee by the Corporation will be sufficient to constitute "employment" by the Corporation.

         2.19 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         2.20 "EXCHANGE PROGRAM" means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash; or (ii) the exercise price of an outstanding Award is reduced. The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion.

         2.21 "FAIR MARKET VALUE" means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

                  (a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the American Stock Exchange, the NASDAQ National Market or the NASDAQ SmallCap Market of the NASDAQ Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

                  (b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable; or

                  (c) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

         2.22 "FISCAL YEAR" means the fiscal year of the Corporation.

         2.23 "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Code ss. 422 and the Treasury regulations promulgated thereunder.

         2.24 "NON-QUALIFIED STOCK OPTION" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

         2.25 "OFFICER" means a person who is an officer of the Corporation within the meaning of ss. 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         2.26 "OPTION" means an Incentive Stock Option or a Non-Qualified Stock Option or both, as the context requires.

         2.27 "OTHER STOCK BASED AWARDS" means any other awards not specifically described in the Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to
Article 12.

         2.28 "OUTSIDE DIRECTOR" means a Director who either: (i) is not a current Employee of the Corporation or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Code ss. 162(m)), is not a former employee of the Corporation or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified retirement plan), was not an officer of the Corporation or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration (within the meaning of the Treasury regulations promulgated under Code ss. 162(m)) from the Corporation or an "affiliated corporation" for services in any capacity other than as a Director; or (ii) is otherwise considered an "outside director" for purposes of Code ss. 162(m).

         2.29 "PARTICIPANT" means the holder of an outstanding Award granted under the Plan.

         2.30 "PERFORMANCE SHARE" means, pursuant to Article 10, an Award granted to a Service Provider under which, upon the satisfaction of predetermined individual or Corporation performance goals and/or objectives, shares of Common Stock are paid to the Participant.

         2.31 "PERFORMANCE UNIT" means, pursuant to Article 10, an Award granted to a Service Provider under which, upon the satisfaction of predetermined individual or Corporation performance goals and/or objectives, a cash payment shall be paid to the Participant based on the number of "units" awarded to the Participant. For this purpose, the term "unit" means bookkeeping units, each of which represents such monetary amount as shall be designated by the Administrator in each Award Agreement.

         2.32 "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

         2.33 "PLAN" means this Simulations Plus, Inc. 2007 Stock Option Plan, as amended from time to time.

         2.34 "RESTRICTED STOCK" means shares of Common Stock issued pursuant to a Restricted Stock Award under the Plan or issued pursuant to the early exercise of an Option.

         2.35 "RESTRICTED STOCK UNIT" means an Award that the Administrator permits to be paid in installments or on a deferred basis, and that represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other Awards or other property in accordance with the terms of the applicable Award Agreement.

         2.36 "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         2.37 "SECTION 16(B)" means Section 16(b) of the Exchange Act.

         2.38 "SERVICE PROVIDER" means an Employee, Director or Consultant.

         2.39 "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 4.3 and Article 13 of the Plan.

         2.40 "STOCK APPRECIATION RIGHT" OR "SAR" means an Award that is designated as a SAR, and represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other Awards or other property equal in value to the excess, if any, of the Fair Market Value per Share over the exercise price per Share of the SAR, subject to the terms of the applicable Award Agreement.

         2.41 "UNRESTRICTED STOCK" means as defined in Article 8 of the Plan.

                                   ARTICLE 3
                               PLAN ADMINISTRATION

         3.1 PROCEDURE.

                  (a) BOARD'S DELEGATION. The Board may delegate administration of the Plan to a Committee(s). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of this Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Different Committees with respect to different groups of Service Providers may administer the Plan.

                  (b) CODE SS. 162(M). To the extent that the Administrator determines it to be desirable and necessary to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Code ss. 162(m), the Plan will be administered by a Committee of two or more Outside Directors.

                  (c) RULE 16B-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

                  (d) OTHER ADMINISTRATION. Other than as provided above, the Plan will be administered by: (i) the Board, or (ii) a Committee, which committee will be constituted to satisfy Applicable Laws.

                  (e) DELEGATION OF AUTHORITY FOR DAY-TO-DAY ADMINISTRATION. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

         3.2 POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

                  (a) To determine the Fair Market Value.

                  (b) To select the Service Providers to whom Awards may be granted hereunder.

                  (c) To determine the number of Shares to be covered by each Award granted hereunder.

                  (d) To approve forms of agreement for use under the Plan.

                  (e) To determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine in its sole discretion.

                  (f) To reduce the exercise price of any Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted.

                  (g) To institute an Exchange Program.

                  (h) To construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, and to establish, amend and revoke rules and regulations for its administration.

                  (i) To prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws.

                  (j) To modify or amend each Award (subject to Section 14.13(c) of the Plan), including the discretionary authority to extend the post-termination exercise period of Awards longer than is otherwise provided for in the Plan.

                  (k) To allow Participants to satisfy withholding tax obligations by electing to have the Corporation withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable.

                  (l) To authorize any person to execute on behalf of the Corporation any instrument required to affect the grant of an Award previously granted by the Administrator.

                  (m) To allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award.

                  (n) To determine whether Awards will be settled in Shares, cash or in any combination thereof.

                  (o) To create Other Stock Based Awards for issuance under the Plan.

                  (p) To establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan.

                  (q) To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (i) restrictions under an insider trading policy, and (ii) restrictions as to the use of a specified brokerage firm for such resales or other transfers. AND

                  (r) To make all other determinations deemed necessary or advisable for administering the Plan.

         3.3 EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

                                   ARTICLE 4
                            STOCK SUBJECT TO THE PLAN

         4.1 STOCK SUBJECT TO THE PLAN. Subject to the provisions of this
Article 4 and Article 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 500,000, of which the maximum number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be 500,000. The Shares may be authorized and unissued, or reacquired Common Stock. Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is paid in cash. Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, or if Shares are tendered or withheld to satisfy any Corporation withholding obligations, the number of Shares so tendered or withheld shall again be available for issuance pursuant to future Awards under the Plan.

         4.2 LAPSED AWARDS. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Corporation, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan.

         4.3 ADJUSTMENTS FOR CHANGES IN CAPITALIZATION AND SIMILAR EVENTS. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, change in corporate structure or other transaction not involving the receipt of consideration by the Company, then the Administrator shall:

                  (a) appropriately adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including (1) the aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan, and the maximum number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan, as provided in Section 4.1 of the Plan, and (2) the maximum number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted to any Participant in any fiscal year of the Company, and (ii) the terms of any outstanding Award, including (1) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate, and (2) the exercise price with respect to outstanding Awards; OR

                  (b) if required under the terms of an Award, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award, including, in the case of an outstanding Option or SAR, a cash payment to the holder of such Option or SAR in consideration for the cancellation of such Option or SAR in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Administrator) of the Shares subject to such Option or SAR over the aggregate exercise price of such Option or SAR (it being understood that, in such event, any Option or SAR having a per Share exercise price equal to, or in excess of, the Fair Market Value of a Share subject to such Option or SAR may be cancelled and terminated without any payment or consideration therefore).

         Such adjustments made by the Administrator shall be final, binding and conclusive. Any Shares issuable as a result of any such adjustment shall be rounded to the next lower whole Share; no fractional Shares shall be issued. At all times the conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company."

         4.4 SUBSTITUTE AWARDS. Awards may, in the discretion of the Administrator, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Corporation and any Affiliate or a company acquired by the Corporation or with which the Corporation combines ("Substitute Awards"). The number of Shares underlying any Substitute Awards shall be counted against the aggregate number of Shares available for Awards under the Plan; provided, however, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding awards previously granted by an entity that is acquired by the Corporation or its Affiliate through a merger or acquisition shall not be counted against the aggregate number of Shares available for Awards under the Plan; provided further, however, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding stock options intended to qualify for special tax treatment under Code ss.ss. 421 and 422 that were previously granted by an entity that is acquired by the Corporation or an Affiliate through a merger or acquisition shall be counted against the aggregate number of Shares available for Incentive Stock Options under the Plan.

                                   ARTICLE 5
                                  PARTICIPATION

         5.1 ELIGIBILITY. Any Director, Employee or Consultant (including any prospective Director, Employee or Consultant) of the Corporation and any Affiliate shall be eligible to be designated a Participant in the Plan for purposes of receiving Awards. However, Incentive Stock Options may be granted only to Employees.

         5.2 TERMINATION OF PARTICIPATION. If a Participant is no longer a Service Provider due to a termination for "Cause," then all Awards granted to the Participant shall expire upon the earlier of: (i) the date of the occurrence giving rise to such termination, or (ii) the natural expiration of the Award according to its underlying terms. Thereafter, the Participant shall have no rights with respect to any Awards under the Plan.

                  (a) DEFINING "CAUSE." For purposes of the Plan, "Cause" shall mean a Participant's personal dishonesty; misconduct; breach of fiduciary duty; incompetence; intentional failure to perform stated obligations; willful violation of any law, rule, regulation or final cease and desist order; or any material breach of any provision of this Plan, Award Agreement, or any employment agreement.

                                   ARTICLE 6
                                  STOCK OPTIONS

         6.1 OPTION GRANT. Subject to the provisions of the Plan, the Administrator shall have sole and plenary authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, whether the Option will be an Incentive Stock Option or a Non-Qualified Stock Option and the conditions and limitations applicable to the vesting and exercise of the Option. However, no Participant shall be granted more than 50,000 Options in any calendar year. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Code ss. 422 and any regulations related thereto, as may be amended from time to time. All Options granted under the Plan shall be Non-Qualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such non-qualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan, provided that such Option (or portion thereof) otherwise complies with the Plan's requirements relating to Non-Qualified Stock Options.

                  (a) TERM OF OPTION. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be 10 years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Corporation or any Affiliate, the term of the Incentive Stock Option will be five years from the date of grant or such shorter term as may be provided in the Award Agreement.

                  (b) $100,000 LIMITATION FOR INCENTIVE STOCK OPTIONS. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Corporation and any Affiliate) exceeds $100,000, such

         Options will be treated as Non-Qualified Stock Options. For purposes of this Section 6.1(b), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

         6.2 EXERCISE PRICE. Except as otherwise established by the Administrator at the time an Option is granted and set forth in the applicable Award Agreement, the exercise price of each Share covered by an Option shall be not less than 100% of the Fair Market Value of such Share (determined as of the date the Option is granted); provided, however, that in the case of an Incentive Stock Option granted to an Employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Corporation and any Affiliate, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant. Options are intended to qualify as "qualified performance-based compensation" under Code ss. 162(m). Notwithstanding the foregoing, Options may be granted with an exercise price of less than 100% of the Fair Market Value per Share on the date of grant if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Code ss. 424(a) (involving a corporate reorganization).

         6.3 WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

         6.4 EXERCISE OF OPTION.

                  (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

                  An Option will be deemed exercised when the Corporation receives: (i) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Corporation will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Articles 4 and 13 of the Plan or the applicable Award Agreement.

         Exercising an Option in any manner will decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) TERMINATION OF RELATIONSHIP AS SERVICE PROVIDER. If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three months following the Participant's termination.

                  (c) DISABILITY OF PARTICIPANT. If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for 12 months following the Participant's termination.

                  (d) DEATH OF PARTICIPANT. If a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for 12 months following Participant's death.

                  (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

                  (f) REVERSION TO PLAN. Unless otherwise provided by the Administrator, if on the date of termination, Disability or death as provided in Sections 6.4(b), (c), and (d) of the Plan, Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan following the Participant's termination, Disability or death. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

         6.5 FORM OF CONSIDERATION. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. To the extent permitted by Applicable Laws, consideration may consist entirely of:

                  (a) cash;

                  (b) check;

                  (c) promissory note (subject to Section 6.6);

                  (d) other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences (as determined by the Administrator);

                  (e) consideration received by the Corporation under a cashless exercise program implemented by the Corporation in connection with the Plan;

                  (f) a reduction in the amount of any Corporation liability to the Participant, including any liability attributable to the Participant's participation in any Corporation-sponsored deferred compensation program or arrangement;

                  (g) any combination of the foregoing methods of payment; or

                  (h) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

         6.6 PROMISSORY NOTE. Where applicable and subject to the requirements of Applicable Law, payment of all or part of the purchase price of an Award may be made by delivery of a full recourse promissory note ("Promissory Note"). The Promissory Note shall be executed by the Participant, made payable to the Corporation and bear interest at such rate as the Administrator shall determine, but in no case less than the minimum rate which will not cause under the Code:
(i) imputed interest, (ii) original issue discount, or (iii) any other similar result. Unless otherwise determined by the Administrator, interest on the Promissory Note shall be payable in quarterly installments on March 31, June 30, September 30, and December 31 of each calendar year. A Promissory Note shall contain such other terms and conditions as may be determined by the Administrator; provided, however, that the full principal amount of the Promissory Note and all unpaid interest accrued thereon shall be due not later than five years from the date of exercise. The Corporation may obtain from the Participant a security interest in all Awards issued to the Participant under the Plan for the purpose of securing payment under the Promissory Note and may retain possession of, where applicable, the Share certificates in order to perfect its security interest.

                                   ARTICLE 7
                                RESTRICTED STOCK

         7.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

         7.2 RESTRICTED STOCK AGREEMENT. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator will determine in its sole discretion. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Corporation as escrow agent until the restrictions on such Shares have lapsed.

         7.3 TRANSFERABILITY. Except as provided in this Article 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

         7.4 OTHER RESTRICTIONS. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

         7.5 REMOVAL OF RESTRICTIONS. Except as otherwise provided in this
Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

         7.6 VOTING RIGHTS. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

         7.7 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

         7.8 RETURN OF RESTRICTED STOCK TO CORPORATION. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Corporation and again will become available for grant under the Plan.

                                   ARTICLE 8
                               UNRESTRICTED STOCK

         Pursuant to the terms of the applicable Award Agreement, a Service Provider may be awarded (or sold at a discount) shares of Common Stock that are not subject to a Period of Restriction, in consideration for past services rendered thereby to the Corporation and any Affiliate or for other valid consideration.

                                   ARTICLE 9
                            STOCK APPRECIATION RIGHTS

         9.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

         9.2 NUMBER OF SHARES. The Administrator will have sole discretion to determine the number of SARs granted to any Service Provider.

         9.3 EXERCISE PRICE AND OTHER TERMS. The Administrator, subject to the provisions of the Plan, will have sole discretion to determine the terms and conditions of SARs granted under the Plan.

         9.4 SAR AGREEMENT. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

         9.5 EXPIRATION OF SARS. A SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and as set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Sections 6.4(b), (c) and (d) will also apply to SARs.

         9.6 PAYMENT OF SAR AMOUNT. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Corporation an amount determined by multiplying: (i) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, other securities, other Awards, other property or a combination of any of the foregoing.

         9.7 BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares a SAR previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

                                   ARTICLE 10
                    PERFORMANCE UNITS AND PERFORMANCE SHARES

         10.1 GRANT OF PERFORMANCE UNITS/SHARES. Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

         10.2 VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

         10.3 PERFORMANCE OBJECTIVES AND OTHER TERMS. The Administrator will set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives must be met will be called the "Performance Period." Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the "Performance Period," and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Corporation-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

         10.4 EARNING OF PERFORMANCE UNITS/SHARES. After the applicable "Performance Period" has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the "Performance Period," to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit/Share.

         10.5 FORM AND TIMING FOR PAYMENT OF PERFORMANCE UNITS/SHARES. Payment of earned Performance Units/Shares will be made as soon after the expiration of the applicable Performance Period at the time determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

         10.6 CANCELLATION OF PERFORMANCE UNITS/SHARES. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Corporation, and again will be available for grant under the Plan.

                                   ARTICLE 11
                             RESTRICTED STOCK UNITS

         Restricted Stock Units are Awards consisting of Restricted Stock, Performance Shares and/or Performance Units that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator and in conformance with Code ss. 409A.

                                   ARTICLE 12
                            OTHER STOCK BASED AWARDS

         Other Stock Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock Based Awards shall be made, the amount of such Other Stock Based Awards, and all other conditions of the Other Stock Based Awards including any dividend and/or voting rights.

                                   ARTICLE 13
                DISSOLUTION OR LIQUIDATION; OR CHANGE IN CONTROL

         13.1 DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Corporation, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award, to the extent applicable, until 10 days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Corporation repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested, an Award will terminate immediately prior to the consummation of such proposed action.

         13.2 CHANGE IN CONTROL.

                  (a) OPTIONS AND SARS. In the event of a Change in Control, each outstanding Option and SAR shall be assumed or an equivalent option or SAR substituted by the successor corporation or Affiliate of the successor corporation. With respect to Options and SARs granted to an Outside Director that are assumed or substituted for, if immediately prior to or after the Change in Control the Participant's status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant shall fully vest in and have the right to exercise such Options and SARs as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. Unless otherwise determined by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Option or SAR, the Participant shall fully vest in and have the right to exercise the Option or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be exercisable for a period of up to 15 days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the Change in Control, the option or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Affiliate, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Affiliate equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Corporation or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

                  (b) RESTRICTED STOCK, UNRESTRICTED STOCK, PERFORMANCE SHARES, PERFORMANCE UNITS, RESTRICTED STOCK UNITS, AND OTHER STOCK BASED AWARDS. In the event of a Change in Control, each outstanding Restricted Stock, Unrestricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit awards shall be assumed or an equivalent Restricted Stock, Unrestricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit award substituted by the successor corporation or an Affiliate of the successor corporation. With respect to Awards granted to an Outside Director that are assumed or substituted for, if immediately prior to or after the Change in Control the Participant's status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant shall fully vest in such Awards, including Shares as to which it would not otherwise be vested. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Restricted Stock, Unrestricted Stock, Performance Share, Performance Unit, Other Stock Based Award or Restricted Stock Unit award, the Participant shall fully vest in the Restricted Stock, Unrestricted Stock, Performance Share, Performance Unit, Other Stock Based Award or Restricted Stock Unit including as to Shares which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, Unrestricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit award shall be considered assumed if following the Change in Control, the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Affiliate, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its Affiliate equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Corporation or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

                                   ARTICLE 14
                            MISCELLANEOUS PROVISIONS

         14.1 NO UNIFORM RIGHTS TO AWARDS. The Corporation has no obligation to uniformly treat Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Administrator's determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.

         14.2 SHARE CERTIFICATES. All certificates for Shares or other securities of the Corporation or Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the Plan, the applicable Award Agreement or the rules, regulations and other requirements of the SEC, the NYSE or any other stock exchange or quotation system upon which such Shares or other securities are then listed or reported and any applicable Federal or state laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         14.3 NO RIGHTS AS A SERVICE PROVIDER. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing his or her relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Corporation or its Affiliate to terminate such relationship at any time, with or without cause.

         14.4 NO RIGHTS AS STOCKHOLDER. No Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. In connection with each grant of Restricted Stock, except as provided in the applicable Award Agreement, the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Shares. Except as otherwise provided in Section 4.3 or the applicable Award Agreement, no adjustments shall be made for dividends or distributions on (whether ordinary or extraordinary, and whether in cash, Shares, other securities or other property), or other events relating to, Shares subject to an Award for which the record date is prior to the date such Shares are delivered.

         14.5 NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation or Affiliate, on one hand, and a Participant or any other person, on the other. To the extent that any person acquires a right to receive payments from the Corporation or Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation or Affiliate.

         14.6 NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.

         14.7 REQUIREMENT OF CONSENT AND NOTIFICATION OF ELECTION UNDER CODE SS. 83(B) OR SIMILAR PROVISION. No election under Code ss. 83(b) (to include in gross income in the year of transfer the amounts specified in Code ss. 83(b)) or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Administrator in writing prior to the making of such election. If an Award recipient, in connection with the acquisition of Shares under the Plan or otherwise, is expressly permitted under the terms of the applicable Award Agreement or by such Administrator action to make such an election and the Participant makes the election, the Participant shall notify the Administrator of such election within 10 days of filing notice of the election with the IRS or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code ss. 83(b) or other applicable provision.

         14.8 REQUIREMENT OF NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER CODE SS. 421(B). If any Participant shall make any disposition of Shares delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code ss. 421(b) (relating to certain disqualifying dispositions) or any successor provision of the Code, such Participant shall notify the Corporation of such disposition within 10 days of such disposition.

         14.9 LEAVES OF ABSENCE. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Corporation; provided, however, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A Service Provider will not cease to be an Employee in the case of
(i) any leave of absence approved by the Corporation or (ii) transfers between locations of the Corporation or between the Corporation or its Affiliate. For purposes of Incentive Stock Options, no such leave may exceed 3 months, unless reemployment upon expiration of such leave is guaranteed by statute or contract.


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If reemployment upon expiration of a leave of absence approved by the
Corporation is not so guaranteed, then 6 months from the first day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-Qualified Stock Option.

         14.10 NOTICES. Any written notice to the Corporation required by any provisions of the Plan shall be addressed to the Secretary of the Corporation and shall be effective when received.

         14.11 NON-TRANSFERABILITY OF AWARDS. Other than pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act) and unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

         14.12 DATE OF GRANT. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

         14.13 AMENDMENT AND TERMINATION OF PLAN.

                  (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan. Unless sooner terminated, this Plan shall terminate on February 23, 2017, the date that is 10 years from the date the Plan was originally adopted by the Board or approved by the stockholders of the Corporation, whichever was earlier.

                  (b) STOCKHOLDER APPROVAL. The Corporation will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                  (c) EFFECT OF AMENDMENT OR TERMINATION. Subject to Section
         14.15 of the Plan, no amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed upon between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Corporation. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

         14.14 CONDITIONS UPON ISSUANCE OF SHARES.

                  (a) LEGAL COMPLIANCE. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Corporation with respect to such compliance.


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                  (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise or receipt of an Award, the Corporation may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required.

         14.15 SEVERABILITY. Notwithstanding any contrary provision of the Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Awards shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or Award, as applicable, shall not in any way be affected or impaired thereby.

         14.16 INABILITY TO OBTAIN AUTHORITY. The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

         14.17 STOCKHOLDER APPROVAL. The Plan will be subject to approval by the stockholders of the Corporation within 12 months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws, and is effective as of the Effective Date.

         14.18 GOVERNING LAW. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of California, without giving effect to the conflict of laws provisions thereof.

Adopted by the Board of Directors: ____________________, _____

Approved by the Stockholders: _________________________, _____



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